--------------------------------------------------------------------------------

                      [Photo of Avalon Crescent, McLean, VA]

                                   AvalonBay
                                   ---------

    [Photo of Avalon on the                    [Photo of Tower at Avalon
     Alameda, San Jose, CA]                      Cove, Jersey City, NJ]






--------------------------------------------------------------------------------

                           FORWARD-LOOKING STATEMENTS
                               AND QUALIFICATIONS

This presentation and the accompanying appendix contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements by use of words such as "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events and trends; in addition, statements that do not relate to the reporting of historical matters and that do not report facts about present matters are forward-looking statements. The forward-looking statements contained in this presentation are subject to many risks and uncertainties. These risks and uncertainties include the following: (i) both generally and in our markets, demand for apartment homes may change, economic conditions (including employment and income levels) may change, and competition (including an increase in the supply of apartments) and competitive pricing may increase, and these changes could affect our occupancy and rental rates; (ii) construction costs could increase, financing may become more expensive or difficult, and the cost of operating our communities or our organization could increase, and these changes could reduce our earnings and cash flow; and (iii) projections regarding population and income trends could prove to be wrong, or the suggested effect of such trends could prove to be wrong, and therefore investors should be cautious in relying on the analyses of such trends that are presented in this report. Additional risks and uncertainties affecting the Company are detailed in AvalonBay's filings with the Securities and Exchange Commission, including AvalonBay's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" and elsewhere in that report and in subsequent reports on Form 10-Q and Form 8-K.

This presentation contains projections and statements regarding trends in the multifamily real estate industry. By their nature, there can be no assurance as to how accurate these projections will be, and other observers of the multifamily real estate industry could discern different trends or draw different conclusions from these trends. This report includes data and projections prepared by third parties. AvalonBay does not endorse or confirm such data and projections and is not suggesting that the sources of those projections are experts. Additional cautions apply to data and projections prepared by third parties, because AvalonBay cannot independently verify these data and projections. In general, it is unlikely that any two analysts would produce identical data and projections.

Readers should review this presentation in conjunction with a review of AvalonBay's Form 10-K for the fiscal year ended December 31, 1999 and subsequent reports on Form 10-Q and Form 8-K.

                                 Important Notes

Because this presentation was prepared as a slide show, the text on each page was kept to a minimum to facilitate visual communication and to emphasize major points. There is an appendix to this presentation that contains important explanations regarding the sources, interpretations and qualifications that relate to statements made in the presentation. This appendix also contains important descriptive material that will assist persons who are reading this presentation. Readers are urged to read the appendix as part of their review of this report.

This presentation is dated October 23, 2000, and the information and analyses presented should be read as of that date with the understanding that AvalonBay is not undertaking to update this presentation or the third party data and projections included in this presentation.

AvalonBay                                                      Table of Contents
--------------------------------------------------------------------------------


o     Introduction

o     Economic and Multifamily Industry Outlook

o     Competitive Environment

o     AvalonBay Customer Profile and Demographic Trends

o     AvalonBay Strategy

o     New Business Opportunities

o     Summary

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  Introduction

--------------------------------------------------------------------------------

AvalonBay                                                           Introduction
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1998 Strategic Plan "A View to 2000 and Beyond":

o  Important "compass" to newly merged company:

      -  Focus on market concentration

      -  Focus on recycling of capital

      -  Focus on development competencies

      -  Focus on balance sheet strength

o  Strong results:                           AVB          Multifamily Peer Group
                                            -----         ----------------------

      -  SSS NOI(1)                          9.2%                  5.9%

      -  FFO/share(2)                       13.0%                  8.3%

      -  Total shareholder return(3)        45.9%                 17.1%

      -  Annual NAV growth(4)               13.3%                  7.7%

(1) 2000 thru Second Quarter

(2) 2000 Estimate

(3) YTD thru October 13, 2000

(4) June 1998 thru June 2000

--------------------------------------------------------------------------------

AvalonBay                                                           Introduction
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Why Revisit Plan?

o  Reflect changes in context:

      -  Economic

      -  Demographic

      -  Competitive

o  Offensive: Capitalize on opportunities

o  Defensive: Prepare for new challenges

--------------------------------------------------------------------------------

AvalonBay                                                           Introduction
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Strategic Plan Summary

o  Not a radical change

o  Recommit to core aspects of existing plan

o  Challenge organization to capitalize on new opportunities

o  Evaluate breadth of strategic commitment

      -  Geographic Market Focus

      -  Targeted Customer Segments

      -  Product and Service Offerings

                                  [down arrow]

                       "Resident focused - Market leader"

--------------------------------------------------------------------------------

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            Economic and Multifamily
                                Industry Outlook

--------------------------------------------------------------------------------

AvalonBay                              Economic and Multifamily Industry Outlook
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Summary

o  Economic growth is moderating; the "soft landing" appears to be taking hold;

o Stable occupancies, solid returns, and informed capital flows should result in a sustained period of equilibrium for the real estate industry;

o The multifamily sector should continue to remain healthy over the near term, with many AvalonBay markets leading the way.

--------------------------------------------------------------------------------

AvalonBay                              Economic and Multifamily Industry Outlook
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o The current expansion is now in its 110th month. It is projected to decelerate in the latter part of 2000 and through 2001 toward a "soft landing";

[The following table was depicted as a line graph in the printed material.]

                                 Real GDP Growth
                                    1995-2004

                                  Year   Growth
                                  ----   ------
                                  1995    2.7%
                                  1996    3.6%
                                  1997    4.4%
                                  1998    4.4%
                                  1999    4.2%
                                  2000    4.3%
                                  2001    3.2%
                                  2002    3.0%
                                  2003    2.9%
                                  2004    3.0%

o Occupancy rates are at high levels nationally. AvalonBay markets have consistently outperformed the national average.

[The following table was depicted as a line graph in the printed material.]

                                                               Occupancy Rate
                                                               --------------
                          1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
                          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----

AvalonBay Market Average  95.2%  95.0%  95.8%  95.2%  95.8%  96.3%  96.8%  97.2%  97.4%  97.7%  97.5%  97.1%  96.9%  96.5%  96.2%
US Average                93.5%  93.5%  94.4%  94.7%  95.2%  95.7%  95.8%  96.0%  96.1%  96.2%  95.8%  95.8%  95.3%  95.0%  94.8%

Source: RFA/Economy.com, REIS Reports
--------------------------------------------------------------------------------

AvalonBay                              Economic and Multifamily Industry Outlook
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o Rents have continued to accelerate through the current expansion, a trend that is even more pronounced in our markets.

[The following table was depicted as a line graph in the printed material.]

                                                             Average Rental Growth
                                                             ---------------------
                           1992    1993    1994    1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
                           ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
AvalonBay Market Average   1.7%    1.6%    2.2%    4.1%    6.8%    6.0%    5.6%    8.3%    6.6%    5.7%    5.2%    5.0%    4.8%
US Average                 1.8%    2.1%    2.6%    3.5%    4.6%    4.8%    4.3%    6.1%    5.6%    5.1%    4.6%    4.3%    4.1%

o While home ownership rates have risen to record levels, home affordability remains out of reach for more households in AvalonBay's markets compared to the national average.

[Bar chart titled "Home Affordability". Chart indicates that AVB Market Average is 50% and US Average is 63%.]

Source: REIS Reports, NAHB

--------------------------------------------------------------------------------

AvalonBay                              Economic and Multifamily Industry Outlook
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

AvalonBay is active in 12 of the top 13 markets nationwide. We derive over 81% of our NOI from these markets(1).

--------------------------------------------------------------------------------
Metropolitan Area                                  AVB Presence
--------------------------------------------------------------------------------
1.  Orange County, CA                                    x
2.  Oakland, CA                                          x
3.  San Francisco, CA                                    x
4.  Boston, MA                                           x
5.  San Diego, CA                                        x
6.  San Jose, CA                                         x
7.  Nassau-Suffolk (Long Island), NY                     x
8.  New York, NY                                         x
9.  Riverside, CA
10. Los Angeles, CA                                      x
11. Newark - Northern New Jersey, NJ                     x
12. Washington, DC                                       x
13. Central New Jersey, NY                               x

--------------------------------------------------------------------------------
Source: National Real Estate Index - Second Quarter 2000 Apartment Market Rankings.

(1) Based on second quarter 2000 net operating income.

--------------------------------------------------------------------------------

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            Competitive Environment

--------------------------------------------------------------------------------

AvalonBay                                                Competitive Environment
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Trends

o  Greater competition in AvalonBay markets

o  Increased activity in infill development

o  Product line expansion

o  Additional customized service programs

o  Emphasis on branding initiatives

o  Increased level of prospect traffic from the Internet

--------------------------------------------------------------------------------

AvalonBay                                                Competitive Environment
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Our current business model is characterized by:

o  Developing communities in high barrier markets;

o Offering high quality, diverse product, e.g. garden and townhome, high density wood frame, high rise;

o  Targeting the discretionary renter;

o  Expanding service programs;

o  Applying technology to support strategic plan.

[Pie chart titled "AVB Development Mix". Chart indicates the following breakdown: Garden and Townhome - 48%; High Rise - 17%; High Density - 35%.]

--------------------------------------------------------------------------------

AvalonBay                                                Competitive Environment
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Key strengths which set us apart from our competitors include

o Balance between centralized support and local product delivery, managed through a decentralized operating model

o  Strength of our markets

o  Market share leader in most of our markets

o  Conservative balance sheet management

o  Application of technology

o  Seasoned local development expertise

--------------------------------------------------------------------------------

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         AvalonBay Customer Profile and
                                  Multifamily
                               Demographic Trends

--------------------------------------------------------------------------------

AvalonBay                                         Multifamily Demographic Trends
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Trends

o The renter population is becoming increasingly diverse in terms of age, income and household type

o Needs and expectations of these different segments vary, creating opportunities for AVB to:

      -  Extend products and services

      -  Develop new, more targeted products and services

--------------------------------------------------------------------------------

AvalonBay                                         Multifamily Demographic Trends
--------------------------------------------------------------------------------
                                                Occupation and Education Profile


--------------------------------------------------------------------------------

Our current resident profile fits the definition of the discretionary or "lifestyle" renter.

                -------------------------------------------
                                                 AVB Renter
                -------------------------------------------
                Average Household Income          $85,000
                -------------------------------------------
                Occupation
                -------------------------------------------
                Hi Tech                             36%
                -------------------------------------------
                Services                            23%
                -------------------------------------------
                Finance                             15%
                -------------------------------------------
                Subtotal                            74%
                -------------------------------------------
                Education
                -------------------------------------------
                Attended College                    87%
                -------------------------------------------
                College Graduate                    71%
                -------------------------------------------
                Advanced Degree                     26%
                -------------------------------------------
                Previous Residence
                -------------------------------------------
                Rental Apartment                    55%
                -------------------------------------------
                Rental Home/Condo                   14%
                -------------------------------------------
                Owned Home/Condo                    31%(1)
                -------------------------------------------

(1) 54% for those over 45 years old
Source: AVB Resident Survey (May 2000)

--------------------------------------------------------------------------------

AvalonBay                                         Multifamily Demographic Trends
--------------------------------------------------------------------------------
                                       Net Rental Household Growth by Age Cohort


--------------------------------------------------------------------------------

Rental household growth over the next 10 years will be generated by "empty nester" baby boomers and by "echo boomers" under 25. This trend will result in a renter population that is increasingly diverse.

[The following table was depicted as a bar chart in the printed material.]

                     Renter Household Growth by Age Segment
                     --------------------------------------

Age Segment            Under 25  26-35    36-45    46-55   56-65    66+
-----------            --------  -----    -----    -----   -----    ---
                                           (thousands)
1990-2000                 134     -703     616      705      94    -200
2000-2010                 858       87    -889     1257    1390     686

--------------------------------------------------------------------------------
Source: U.S. Census Bureau

AvalonBay                                         Multifamily Demographic Trends
--------------------------------------------------------------------------------


               Net Rental Household Growth by Income Distribution
--------------------------------------------------------------------------------

Strong rental household growth in the over $50K income distribution is expected to continue with the emergence of the "empty nester" segment, driving demand for new product and increasing levels of service.

--------------------------------------------------------------------------------
                                          US Renter             Annual
                              AVB         Household             Growth
Income                     Residents      Increase (1)           Rate
Segment                      2000         2000 - 2010         2000 - 2010
--------------------------------------------------------------------------------
less than $25K               6.7%                680                 0.4%
$25-$50K                    20.7%              1,201                 1.1%
$50K-$75K                   24.4%                782                 1.8%
$75K-$100K                  20.3%                379                 2.5%
greater than $100K          27.9%                346                 2.8%
--------------------------------------------------------------------------------
             Total           100%              3,388                 1.0%
--------------------------------------------------------------------------------
(1) in thousands

Sources: RFA/Economy.com and AVB Resident Survey (May 2000)

--------------------------------------------------------------------------------

AvalonBay                                         Multifamily Demographic Trends
--------------------------------------------------------------------------------


                  Net Rental Household Growth by Household Type
--------------------------------------------------------------------------------

Growth in single households and married couples without children will fuel rental housing demand over the next 10 years.

-------------------------------------------------------------------------------
                                                       US Renter
                                        AVB            Household
Household                            Residents        Increase(1)
Type                                    2000          2000 - 2010
-------------------------------------------------------------------------------
Single                                 32.6%             2,228
Married w/out Children                 21.9%               658
Married w/ Children                    12.9%              -380
Single Parents                          3.8%               233
Other Family HH                         8.1%               337
Other Nonfamily                        20.7%               312
--------------------------------------------------------------------------------
              Total(1)                  100%             3,388
--------------------------------------------------------------------------------
(1) in thousands

Sources: US Census Bureau and AVB Resident Survey (May 2000)

--------------------------------------------------------------------------------

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               AvalonBay Strategy

--------------------------------------------------------------------------------

AvalonBay                                                     AvalonBay Strategy
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Customer Strategy

o  Focus on the discretionary renter

o  Develop more targeted product/service offerings

o Continue the evolution of consistent delivery of customer-focused products and services

--------------------------------------------------------------------------------

AvalonBay                                                     AvalonBay Strategy
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Growth Strategy

o  Market/Product Expansion

      - Expand market share in existing markets through development capabilities

      -  Extend existing product lines to established markets

      -  Extend product lines to emerging growth segments

      - Establish new product lines that appeal to both existing AVB primary segments and emerging segments

o  Service Expansion

      -  Technology/Telecommunication

      -  Concierge Services

--------------------------------------------------------------------------------

AvalonBay                                                     AvalonBay Strategy
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Investment Strategy

o  Focus on development in most attractive markets

o  Recycle capital via dispositions to development

o  1031 Exchange to re-deploy capital into chosen markets

Capital Formation Strategy

o  Maximize retained cash flow

o  Maintain conservative balance sheet

o  No unfunded commitments

--------------------------------------------------------------------------------

AvalonBay                                                     AvalonBay Strategy
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Organizational Strategy

o  Reinforce regional business model

      -  Recruiting

      -  Training

      -  Compensation

o  Encourage movement and re-allocation of human resources

o  Incubate new ideas centrally; rollout via decentralized model

o Enhance support functions that further our strategic objectives, e.g. marketing, research, technology, recruiting, training

--------------------------------------------------------------------------------

AvalonBay                                                     AvalonBay Strategy
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Technology Strategy

o Build, or buy technology that enhances current business practices or supports strategic plan

o  Provide technology solutions that enhance residents' lives

o  Not an incubator of technology

Preparedness Strategy

o Researched and selected proprietary trip wires that predict adverse conditions

o  Institutionalized via balanced scorecard

o  Leads to preordained, staged response

--------------------------------------------------------------------------------

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           New Business Opportunities

--------------------------------------------------------------------------------

AvalonBay                                             New Business Opportunities
--------------------------------------------------------------------------------
                                                              Strategic Criteria


Strategic criteria are used to screen strategic alternatives being considered. Each proposed strategic initiative should align with and be supported by the strategic criteria.

--------------------------------------------------------------------------------
                               Strategic Criteria
--------------------------------------------------------------------------------

o  Consistent with Vision Statement/Core Values

o  Supports the Brand

o  Leverage Existing Core Competencies

o  Impact on Financial Flexibility/Strength

o  Impact on FFO/Share Growth

o  Understanding of Target Customer (e.g., Discretionary Renters)

o  Effect on Corporate Culture

o  Risk/Reward Balance

o  Human Resource Requirement

o  Impact on NAV Growth

--------------------------------------------------------------------------------

AvalonBay                                             New Business Opportunities
--------------------------------------------------------------------------------
                                   Strategic Direction and Potential Initiatives


We have identified several strategic initiatives to be studied given our strategic objectives, demographic trends, the current environment, and our competitive position in the market over the next several years.

                ----------------------------------------------------------------


New           Expand                                       Invent

              o  [In the printed materials, the phrase     o  [In the printed materials, the phrases
                 "New Markets" appeared here with a slash     "Senior Housing," "Student Housing" and
                 through it indicating that AvalonBay does    "For Sale Condo" appeared here with
                 not intend to continue at this time          slashes through them indicating that
                 serious study of expansion into new          AvalonBay does not intend to continue
                 geographic markets.]                         at this time serious study of expansion
                                                              into these market segments.]

Markets
(Geography
/ Segment)      ----------------------------------------------------------------
[up arrow]

Existing        Improve                        Extend

                o  Jvalon                      o  Mixed Use
                o  Technology Enhancements     o  Echoboomer Product
                o  Customer Knowledge          o  Empty Nester Product
                                               o  Concierge Services
                                               o  Corporate Furnished Apartments

                ----------------------------------------------------------------

                         Existing                            New

                             Products / Services [right arrow]

AvalonBay
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    Summary

--------------------------------------------------------------------------------

AvalonBay                                                                Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


o AVB's current strategy and business model is well-positioned given an assessment of economic, demographic and competitive trends

o  Current Strategic Plan:

      -  Recommit to core aspects of existing plan

      -  Challenge organization to capitalize on emerging opportunities

--------------------------------------------------------------------------------

AvalonBay                                                                Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  Implications
                                  ------------

                         Current              Future
                         -------              ------

Markets               =============   [right arrow] [left arrow]   Consolidate

Customers                =======      [left arrow] [right arrow]   Broaden

Products and             =======      [left arrow] [right arrow]   Extend/Expand
Services

                                  [down arrow]

                       "Resident Focused - Market Leader"

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Photo of Avalon Crescent, McLean, VA]

                                   AvalonBay
                                   ---------

    [Photo of Avalon on the                    [Photo of Tower at Avalon
     Alameda, San Jose, CA]                      Cove, Jersey City, NJ]

--------------------------------------------------------------------------------

                                    APPENDIX

Page 6 (1998 Strategic Plan):

Avalon Properties, Inc. merged in June 1998 with and into Bay Apartment Communities, Inc., and the name of Bay Apartment Communities, Inc. was changed to AvalonBay Communities, Inc. This page first discusses the areas that management focused on after the merger. "Recycling of capital" refers to the reinvestment of the cash proceeds from a sale of a community. The page then gives information regarding certain quantitative measures, and compares those measures to a peer group consisting of Archstone Communities Trust, Apartment Investment and Management Company, BRE Properties, Inc., Camden Property Trust, Equity Residential Properties Trust, Gables Residential Trust, Post Properties, Inc., Charles E. Smith Residential Realty, Inc., and United Dominion Realty Trust, Inc. Peer group measures are simple averages of the measure for each of the nine companies in the peer group. The sources for the measures are described below (AvalonBay calculated the average for the peer group based on the reported measures).

FFO refers to "Funds from Operations." We consider Funds from Operations to be an appropriate measure of our operating performance because it helps investors understand our ability to incur and service debt and to make capital expenditures. We believe that to understand our operating results, FFO should be examined with net income as presented in our publicly filed Forms 10-K and 10-Q. FFO is determined based on a definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts(R) (NAREIT) in October 1999, and is defined as:

     - net income or loss computed in accordance with generally accepted accounting principles (GAAP), except that excluded from net income or loss are gains or losses on sales of property and extraordinary (as defined by GAAP) gains or losses on debt restructuring;
     -    plus depreciation of real estate assets; and
     -    after adjustments for unconsolidated partnerships and joint ventures.

FFO does not represent cash generated from operating activities in accordance with GAAP. Therefore it should not be considered an alternative to net income as an indication of our performance. FFO should also not be considered an alternative to net cash flows from operating activities as determined by GAAP as a measure of liquidity. Additionally, it is not necessarily indicative of cash available to fund cash needs. Further, FFO as calculated by other REITs may not be comparable to our calculation of FFO.

The FFO per share numbers used in this presentation represent estimates of the FFO per share for the year 2000. These estimates, for both AvalonBay and the peer group, were reported by Salomon Smith Barney in "The Hunter" report dated October 13, 2000. The estimates are forward-looking statements. The Company does not endorse or confirm these estimates. Other analysts could have different estimates.

SSS NOI refers to "same store net operating income." "Same store net operating income" is the net operating income, for the six months ended June 30, 2000, of communities that were fully stabilized prior to December 31, 1998, such that a comparison of the net operating income of those communities for the first six months of 2000 to the net operating income of those communities for the first six months of 1999 is meaningful. Net operating income of a community is defined as that community's gross community-level earnings before interest, income taxes (if any), depreciation, amortization and extraordinary items, minus direct operating expenses. Net operating income of a community does not include either a management fee or any allocation of corporate overhead and is not a measure that can be determined in accordance with generally accepted accounting principles ("GAAP"). Net operating income of a community should not be considered as an alternative to operating income, as determined in accordance with GAAP, as an indicator of

                                    Page A-1
a company's or a community's operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Different companies and different analysts may calculate the net operating income of a community or group of communities differently. The SSS NOI presented for AvalonBay and the peer group were reported by Green Street Advisors, Inc. in a special report dated August 7, 2000, titled "NAV Growth -- A Meaningful Performance Yardstick." These figures are estimates prepared by Green Street. The Company does not endorse or confirm this data.

Total shareholder return refers to the total investment return, through October 13, 2000, to a stockholder who purchased a share of stock on January 1, 2000, as reported for AvalonBay and the peer group by Salomon Smith Barney in "The Hunter" report dated October 13, 2000.

NAV refers to "net asset value." Net asset value, which cannot be determined with precision, is the estimated amount of net proceeds (i.e., after repayment of all debt and other liabilities) from the sale of a real estate company's assets if the assets were sold off individually at their current estimated fair market values. The NAV growth presented was reported by Green Street Advisors in its NAV Report dated August 7, 2000, and represents estimated annual NAV growth from June 30, 1998 through June 30, 2000. The Company does not endorse or confirm this data, and other analysts could estimate different net assets values and NAV growths. NAV cannot be determined under GAAP and should not be used as a measure of the Company's financial condition or performance, nor as an indicator of the present or future value of the Company's securities.

Page 7 (Why Revisit Plan):

This page explains that AvalonBay decided to re-examine the areas it is focusing on because of changes AvalonBay perceived in economic, demographic and competitive market conditions.

Page 10 (Summary):

The statements made on this page are forward-looking statements and reflect the current view of senior management of AvalonBay regarding trends in the general economy and the real estate industry.

Page 11 (Economic and Multifamily Industry Outlook):

The information regarding Real GDP Growth was obtained from the "Precis Metro report" dated September 2000 and issued by Economy.com (formerly RFA). Data after 1999 is a projection by Economy.com and is a forward-looking statement. GDP stands for "Gross Domestic Product." The information regarding occupancy rates was obtained from a report provided to AvalonBay by REIS, Inc. Data after 1999 is a projection by REIS and is a forward-looking statement. Occupancy rates for the "AvalonBay Markets' Average" represents the simple average of the occupancy rates reported by REIS for 17 of the 19 markets in which AvalonBay currently owns communities (two markets were not included in this average due to the small relative size of AvalonBay's asset base in those markets). The statement that "our markets consistently outperform the national average" is a generalization based on the fact that in recent years many of the markets that AvalonBay is in are among the markets with the highest rent growth and occupancy rates.

Page 12 (Economic and Multifamily Industry Outlook):

The data on average rental growth was obtained from the report provided by REIS, Inc. described in the note to page 11. The data on rent growth in AvalonBay's markets represents the simple average of the growth rates reported for 17 markets in which AvalonBay currently owns

                                    Page A-2
communities, as described in the note to page 11. Data after 1999 is a projection by REIS and is a forward-looking statement. The statements regarding the percentage of households that can afford to buy a home is based on data obtained from the Housing Opportunity Index used by the National Association of Homebuilders, as most recently published in June 2000. The affordability index represents the percentage of the homes sold in a market that a household earning a median household income in that market could afford to buy. For these purposes, a household is deemed to be able to afford a home if it would spend no more than 28 percent of its gross income on housing. In preparing the Housing Opportunity Index, the National Association of Home Builders estimates the cost of housing by following certain procedures for estimating mortgage costs, property taxes and insurance.

Page 13 (Economic and Multifamily Industry Outlook):

"Top 13 markets nationally" means the top 13 markets that the National Real Estate Index (published by CB Richard Ellis) reported in its Market Score, Volume 30, Summer 2000, as being the markets that, for the apartment sector, had been determined by the National Real Estate Index to have the highest investment return potential for the succeeding two years. This market ranking is a projection and a forward-looking statement. The National Real Estate Index uses a proprietary model for analyzing the real estate investment potential of markets.

Page 15 (Trends):

The bullet points on this page represent trends in the multifamily real estate industry (i.e., activities by competitors) that AvalonBay's senior management currently perceives. These are forward-looking statements.

Page 16 (current business model):

The pie chart illustrates the percentage (based on AvalonBay's budgeted cost) of each category of community that is under development or for which the Company holds development rights. Development rights are development opportunities in the early phase of the development process for which we have an option to acquire land, or with respect to which we have a long-term conditional contract to purchase land or with respect to which we own the land for possible future development. There is no assurance that the Company will develop any particular development right.

The Company generally categorizes its communities as follows: garden and townhome developments are woodframe developments, generally not more than four stories, which do not have a structured, common parking facility; high density communities are developments that are four stories or more and that have a structured, common parking facility; high rise refers to developments that are usually five stories or more with an elevator and are made of non-combustible materials, such as masonry, steel and/or brick; "high barrier markets" refers to markets where we believe there will be limited new supply of upscale apartment homes. High barrier markets are characterized by a difficult and lengthy entitlement process with local jurisdictions as well as dense locations where zoned and entitled land is in limited supply. "Discretionary renter" refers to a renter whose household income is $50,000 or more.

Page 17 (key strengths):

AvalonBay believes that it excels in certain areas that give it a competitive advantage; this page lists those perceived advantages.

Page 19 (Trends):

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The statements made on this page are forward-looking statements and reflect the current subjective view of senior management of AvalonBay regarding trends in the real estate industry and the opportunities afforded by those trends.

Page 20 (Occupation and Education Profile):

The note to Page 16 explains the use of the term "discretionary renter." The data on AvalonBay residents was obtained from a survey conducted on behalf of AvalonBay during June and July 2000. Survey questionnaires were delivered to approximately 31,500 AvalonBay apartment units, and the residents of approximately 9,800 apartments completed and returned the questionnaires. There is no assurance that the sample that returned the questionnaires is representative of the entire resident base.

Page 21  (Net Rental Household Growth by Age Cohort):

Both the historical data and the projections were issued by the U.S. Census Bureau in its American Housing Survey. The projections are forward-looking statements. The statement regarding the effect on rental patterns of these trends is the current subjective interpretation of AvalonBay's senior management.

Page 22 (Net Rental Household Growth by Income Distribution):

The symbol "K" means thousands (i.e., $25K means $25,000). The information regarding the growth in the number of households of different income segments is a forward-looking statement, as is the introductory text to the chart. The source of the historical and projected information is a study provided by Economy.com (formerly RFA).

Page 23  (Net Rental Household Growth by Household Type):

The data regarding the percentage of AvalonBay residents that come from each household type was obtained from the AvalonBay survey described in the note to page 20. The data regarding the future growth in the U.S. of different household types was obtained from projections issued by the U.S. Census Bureau and is a forward-looking statement. The statement made at the top of the page is a forward-looking statement and reflects the current subjective view of senior management of AvalonBay.

Pages 25, 26, 27, 28, 29 (Strategy):

The term "1031 Exchange", used on page 27, refers to an exchange of property under Section 1031 of the Internal Revenue Code such that a property owner has disposed of one property and acquired another property while deferring taxable gain on the property that was disposed. The strategies described on these pages are forward-looking statements. The bullet point on page 29 regarding "proprietary trip wires" refers to AvalonBay's policy of monitoring certain general economic and industry indicators, with the intent of adjusting various business plans and actions when those indicators reach certain levels. The bullet point on page 29 regarding the "balanced scorecard" refers to the Company's adoption of a disciplined performance management evaluation methodology. There can be no assurance that AvalonBay will endeavor to execute or will succeed at all or any of these strategies.

Page 31 (Strategic Criteria):

This is a forward-looking statement. Although AvalonBay management currently intends to evaluate proposed initiatives against the strategic criteria listed, there can be no assurance that all strategic initiatives that are undertaken will in fact satisfy the criteria listed on this page.

Page 32 (Strategic Direction and Potential Initiatives):

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This page illustrates the various initiatives that AvalonBay has recently studied. The page illustrates that AvalonBay has decided that, at this time, management does not intend to continue serious study of expansion into new geographic markets as a major initiative or into senior housing, student housing or the for sale condo market. The page also illustrates that there are various possible initiatives that AvalonBay management intends to continue to study. There can be no assurance that any or all of these initiatives will in fact be undertaken. The initiatives that AvalonBay intends to continue to study include: mixed use developments that combine residential with retail and/or office space, an "echoboomer product" (i.e., a community whose location, amenities, and apartment sizes are designed to appeal to a younger age group that has not yet established a family), an "empty nester product" (i.e., a community whose location, amenities and apartment sizes are designed to appeal to an older age group that does not have children at home), expansion of concierge services at communities, expansion of corporate furnished apartment homes, expansion of technology enhancements that help operate the Company's real estate assets more efficiently and effectively, and enhancement of knowledge of the Company's customer base. "Jvalon" refers to the software product being designed by Realeum, Inc. The Company established Realeum, Inc. with two other REITs (United Dominion Realty Trust, Inc. and Post Properties, Inc.), and Realeum has secured $15,000,000 of venture financing. The Company currently has a minority stake in Realeum. The Jvalon software product has been discussed in the Company's SEC filings and public disclosures.

Page 35 (Implications):

This page illustrates that the application of the observations and strategies set forth in the presentation could lead AvalonBay to consolidate its holdings into fewer markets; broaden its customer base; and broaden the types of products and services offered residents. There can be no assurance in this regard, however.

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